As filed with the Securities and Exchange Commission on August 11, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

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the Securities Exchange Act of 1934 (Amendment No.    )

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ROYCE GLOBAL VALUE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE GLOBAL VALUE TRUST, INC.

745 Fifth Avenue

New York, New York 10151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

To the Stockholders of ROYCE GLOBAL VALUE TRUST, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE GLOBAL VALUE TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151 on Thursday, September 24, 2020, at 12:00 p.m. (Eastern Time), for the following purposes:

1.	To elect three Directors to the Fund’s Board of Directors.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on July 31, 2020 as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

PLEASE NOTE: We are concerned about your health and safety during the continuing COVID-19 pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors, John E. Denneen
Secretary

August 11, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 24, 2020

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT

www.proxy-direct.com/rgt-31562

PROXY STATEMENT

ROYCE GLOBAL VALUE TRUST, INC.

745 Fifth Avenue

New York, New York 10151

ANNUAL MEETING OF STOCKHOLDERS

September 24, 2020

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Global Value Trust, Inc. (the “Fund”), to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Thursday, September 24, 2020, at 12:00 p.m. (Eastern Time) and at any postponements or adjournments thereof. The approximate mailing date of this Proxy Statement is August 18, 2020.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares of common stock (“Common Stock”). Some officers and employees of the Fund and/or Royce & Associates, LP, the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce”). Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors’ and Judges’ Oath.

The Board has set the close of business on July 31, 2020 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

The Board knows of no business other than that stated in Proposal 1 of the Notice of Annual Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed Proxy to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, three members of the Board will be elected. The Board has seven Directors. The seven Directors are currently divided into three classes, each class having a term of office of three years. The term of office of one class expires each year. Each of Christopher D. Clark and Christopher C. Grisanti currently serves as a Class III Director and has been nominated by the Board to serve as a Class III Director for a three-year term to expire at the Fund’s 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Cecile B. Harper and G. Peter O’Brien currently serve as Class I Directors. Although the term for Class I Directors expires at the 2021 Annual Meeting of Stockholders, Ms. Harper has been nominated to stand for election at the 2020 Annual Meeting in order to satisfy certain legal and regulatory requirements.

The classes of Directors and their respective terms are indicated below.

CLASS III DIRECTORS TO SERVE UNTIL 2023 ANNUAL MEETING OF STOCKHOLDERS

Christopher D. Clark

Christopher C. Grisanti

CLASS I DIRECTORS SERVING UNTIL 2021 ANNUAL MEETING OF STOCKHOLDERS

Cecile B. Harper*

G. Peter O’Brien

CLASS II DIRECTORS SERVING UNTIL 2022 ANNUAL MEETING OF STOCKHOLDERS

Patricia W. Chadwick

Arthur S. Mehlman

Michael K. Shields

* Ms. Harper will stand for election as a Director at the 2020 Annual Meeting of Stockholders along with Mr. Clark and Mr. Grisanti.

Each of the three Director nominees has agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Interested Director

Certain biographical and other information concerning Christopher D. Clark, an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including his current designated class, is set forth below.

Name, Address* and Principal Occupations During Past Five Years	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Christopher D. Clark** Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007. President and Member of Board of Directors/Trustees of the Fund, Royce Micro- Cap Trust, Inc. (“RMT”), Royce Value Trust, Inc. (“RVT”), The Royce Fund (“TRF”), and Royce Capital Fund (“RCF”) (the Fund, RMT, RVT, TRF, and RCF are collectively referred to as, “The Royce Funds”).	55	Class III Director and President†	2014	2020	16	None

*	The address of Mr. Clark is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.
**	“Interested person,” as defined in the Investment Company Act, of the Fund.
†	Mr. Clark was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Fund.

Mr. Clark is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the position he holds with Royce. There are no family relationships between any of the Fund’s Directors and officers.

Non-Interested Directors

Certain biographical and other information concerning the existing Directors, including two of the three Director nominees, who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Patricia W. Chadwick Consultant and President of Ravengate Partners LLC (since 2000).	71	Class II Director	2011	2022	16	Wisconsin Energy Corp. Voya Funds
Christopher C. Grisanti Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).	58	Class III Director	2017	2020	16	None
Cecile B. Harper Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).	57	Class I Director ***	July 2020***	2021***	3	None

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Arthur S. Mehlman Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	78	Class II Director	2011	2022	36 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 20 portfolios)	None
G. Peter O’Brien Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999). Formerly: Trustee of Colgate University (from 1996 to 2005); President of Hill House, Inc. (from 2001 to 2005); Director of TICC Capital Corp. (2003 to 2017); and Managing Director/ Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	74	Class I Director	2011	2021	36 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 20 portfolios)	None

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Michael K. Shields President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields's prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).	61	Class II Director	2015	2022	16	None

*	The address of each of Ms. Chadwick, Ms. Harper, and Messrs. Grisanti, Mehlman, O’Brien, and Shields is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.
**	Each of Ms. Chadwick and Messrs. Grisanti, Mehlman, O’Brien, and Shields is also a director/trustee of all of the other investment companies constituting The Royce Funds and a member of the Audit Committee and the Nominating Committee of the Board. Ms. Harper is also a director of RVT and RMT and a member of the Audit Committee and the Nominating Committee of the Board.
***	Ms. Harper was nominated to be an Independent Director by another Independent Director. She was elected as a Class I Director by a majority of the Board on July 21, 2020. Although the term for Class I Directors expires at the 2021 Annual Meeting of Stockholders, Ms. Harper has will stand for election at the 2020 Annual Meeting in order to satisfy certain legal and regulatory requirements.

The Independent Directors have adopted a retirement policy that calls for the retirement of each Independent Director from the Board on December 31 of the year in which he or she reaches the age of 79.

Additional information about each Director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses, which the Board believes has prepared them to be effective Directors.

●	Christopher D. Clark – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick – In addition to her tenure as a Director/Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

●	Christopher C. Grisanti – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Grisanti serves as Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as a Director of each of the Fund, RVT, and RMT, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Arthur S. Mehlman – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Fund’s independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

●	G. Peter O’Brien – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

●	Michael K. Shields – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Shields serves as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both the Board’s and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the Investment Company Act) of the Fund and as such are not affiliated with Royce (“Independent Directors”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, more than 85% of the Fund’s Directors are Independent Directors. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report

The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Independent Directors who also are “independent” as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman have been designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission (“SEC”) regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board has adopted an Audit Committee charter for the Fund, a copy of which was included as an exhibit to the Proxy Statement for the Fund’s 2019 Annual Meeting of Stockholders. Although a copy of the Audit Committee charter for the Fund is not available on the Fund’s website, one may be obtained by calling 1-800-221-4268.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PWC”), the Fund’s independent auditors for the fiscal year ended December 31, 2019, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with PWC. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining their independence.

At its meetings held on February 19, 2020 and February 26, 2020, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2019 and for the fiscal year then ended with Fund management and PWC. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2019 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or PWC. The Audit Committee received no such notifications. At those meetings, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2019 Annual Report to Stockholders.

Nominating Committee

The Board has a Nominating Committee (the “Nominating Committee”) composed of the six Independent Directors, namely Ms. Chadwick, Ms. Harper, and Messrs. Grisanti, Mehlman, O’Brien, and Shields. Mr. O’Brien serves as the Chairman of the Nominating Committee. The Board has adopted a Nominating Committee charter for the Fund, a copy of which was included as an exhibit to the Proxy Statement for the Fund’s 2019 Annual Meeting of Stockholders. Although a copy of the Nominating Committee charter for the Fund is not available on the Fund’s website, one may be obtained by calling 1-800-221-4268.

The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

Cecile B. Harper was nominated to be an Independent Director by another Independent Director. Ms. Harper was elected as a Class I Director by a majority of the Board on July 21, 2020. Although the term for Class I Directors expires at the 2021 Annual Meeting of Stockholders, Ms. Harper has will stand for election at the 2020 Annual Meeting in order to satisfy certain legal and regulatory requirements.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Global Value Trust, Inc., 745 Fifth Avenue, New York, New York 10151.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Distribution Committee

The Board has a Distribution Committee (the “Distribution Committee”), currently comprised of Christopher D. Clark. As noted above, Mr. Clark is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. The Distribution Committee is responsible for, among other things, approving the Fund’s payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the six Independent Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings

During the year ended December 31, 2019, the Board held five meetings, the Audit Committee held four meetings, and the Nominating Committee held two meetings. The Distribution Committee took action in respect of the Fund two times by written consent. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee and the Nominating Committee held during that year.

Compensation of Directors

For the year ended December 31, 2019, each Independent Director received a base fee of $2,800 per year, plus $300 for each in-person meeting of the Board attended. No Director received remuneration for services as a Director for the year ended December 31, 2019 in addition to or in lieu of this standard arrangement. Each Independent Director will continue to receive a base fee of $2,800 per year, plus $300 for each in-person meeting of the Board attended for the year ending December 31, 2020.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds and the Fund Complex to each Independent Director of the Fund for the year ended December 31, 2019.

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From The Royce Funds Paid to Directors	Total Compensation From The Fund and Fund Complex Paid to Directors*
Patricia W. Chadwick, Director	$4,300	None	None	$248,300	$248,300
Christopher C. Grisanti, Director	$4,300	None	None	$248,300	$248,300
Cecile B. Harper**, Director	None	None	None	None	None
Stephen L. Isaacs***, Director	$4,300	None	None	$248,300	$248,300
Arthur S. Mehlman, Director	$4,300	None	None	$248,300	$476,300
David L. Meister***, Director	$4,300	None	None	$248,300	$248,300
G. Peter O’Brien, Director	$4,000	None	None	$239,300	$454,800
Michael K. Shields, Director	$4,300	None	None	$248,300	$248,300
*	Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2019 from the Fund Complex. As of the date hereof, the Fund Complex includes the 16 portfolios of The Royce Funds and the 20 portfolios of the Legg Mason Funds.
**	Ms. Harper became a member of the Board effective July 21, 2020.
***	Retired from the Board effective December 31, 2019.

Officers of the Fund

Officers of the Fund are elected each year by the Board. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Fund Since
Christopher D. Clark, Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	55	President	2014
Francis D. Gannon, Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.	52	Vice President	2014
Peter K. Hoglund, Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm.	54	Treasurer	2015
Daniel A. O’Byrne, Principal and Vice President of Royce, having been employed by Royce since October 1986.	58	Vice President	2011
John E. Denneen, General Counsel, Managing Director, Chief Legal and Compliance Officer, Secretary, and, since 2015, Member of the Board of Managers of Royce; Secretary and Chief Legal Officer of The Royce Funds.	53	Secretary and Chief Legal Officer	2011
Lisa Curcio, Chief Compliance Officer of The Royce Funds (since October 2004); and Compliance Officer of Royce (since June 2004).	60	Chief Compliance Officer	2011
*	The address of each officer of the Fund is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.
**	Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 745 Fifth Avenue, New York, New York 10151). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Independent Directors attended the Fund’s 2019 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

As of the Record Date, there were 10,503,470 shares of Common Stock outstanding.

To the knowledge of the Fund, no person owned of record more than 5% of its outstanding shares of Common Stock as of the Record Date, except as listed below:

Name and Address of Owner	Amount and Nature of Ownership	Percent
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	10,364,067 shares — Record*	98.67%

*	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

To the knowledge of the Fund, no person owned beneficially more than 5% of its outstanding shares of Common Stock as of the Record Date, except as listed below:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percentage of Beneficial Ownership as Reported in Schedule 13G*	Date of Reporting of Such Beneficial Ownership on Schedule 13G
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	819,784 shares	7.80%	January 24, 2020
Saba Capital Management, L.P. 405 Lexington Avenue 58th Floor New York, New York 10174	1,381,757 shares	13.15%	May 1, 2020
* Beneficial ownership percentages are based on the number of outstanding shares of Common Stock as of July 31, 2020.

Information relating to each Director’s ownership of shares of Common Stock as of July 31, 2020 and of shares of The Royce Funds overseen by each Director is set forth below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all Royce Funds overseen by each Director in the Royce Family of Funds

Interested Director:

Christopher D. Clark	Over $100,000	Over $100,000

Non-Interested Directors:

Patricia W. Chadwick	None	Over $100,000
Christopher C. Grisanti	None	$10,001-$50,000
Cecile B. Harper*	None	None
Arthur S. Mehlman	$10,001-$50,000	Over $100,000
G. Peter O’Brien	$1-$10,000	Over $100,000
Michael K. Shields	Over $100,000	Over $100,000
*	Ms. Harper became a member of the Board effective July 21, 2020.

Information regarding ownership of shares of Common Stock by the Fund’s Directors and officers as of the Record Date is set forth below:

Name and Address* of Owner	Amount of Beneficial Ownership of Shares of Common Stock

Interested Director:

Christopher D. Clark	54,038

Non-Interested Directors:

Patricia W. Chadwick	None
Christopher C. Grisanti	None
Cecile B. Harper**	None
Arthur S. Mehlman	2,310
G. Peter O'Brien	381
Michael K. Shields	8,500

Interested Officers***:

Francis D. Gannon	5,049
Peter K. Hoglund	None
Daniel A. O’Byrne	None
John E. Denneen	12,600
Lisa Curcio	None
*	The address of each Director and each officer is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.
**	Ms. Harper became a member of the Board effective July 21, 2020.
***	Does not include shares of Common Stock beneficially owned by Mr. Clark, if any, which information is set forth immediately above under “Interested Director.”

As of the Record Date, all Directors and officers of the Fund as a group (12 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of Common Stock.

As of July 31, 2020, no Independent Director or any of his or her immediate family members directly or indirectly owned any securities issued by Franklin Resources, Inc., Royce’s indirect corporate parent, or any of its affiliates (other than registered investment companies).

Vote Required

A quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy, and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote “FOR” all of the Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The aggregate fees paid to PWC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PWC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2019 and December 31, 2018 were $21,436 and $21,016, respectively.

Audit Related Fees

No fees were paid to PWC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2019 and December 31, 2018.

Tax Fees

The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by PWC to the Fund for the fiscal years ended December 31, 2019 and December 31, 2018 were $9,657 and $9,468, respectively.

All Other Fees

There were no other fees billed for non-audit services rendered by PWC to the Fund for the fiscal years ended December 31, 2019 and December 31, 2018. The aggregate non-audit fees billed by PWC for services rendered to Royce and any entity controlling, controlled by, or under common control with Royce that provides ongoing services to the Fund for the fiscal years ended December 31, 2019 and December 31, 2018 were $9,657 and $9,468, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PWC.

PWC did not provide any other professional services to the Fund or Royce for the year ended December 31, 2019 except for those other professional services performed by PWC in its capacity as the independent registered public accounting firm for Legg Mason, Inc. (“Legg Mason”), an indirect corporate parent of Royce, and certain Legg Mason affiliates and for certain investment companies for which Legg Mason affiliates act as investment adviser. No representatives of PWC are expected to be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the September meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or Royce and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the September meeting of the Audit Committee will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Adjournment or Postponement of Meeting; Other Matters

If sufficient votes to approve Proposal 1 in the Notice of Annual Meeting of Stockholders are not received, the chairman of the Meeting may, without notice other than by announcement at the Meeting, adjourn the Meeting to a later date and time and place as permitted by the Fund’s Bylaws until sufficient votes to approve Proposal 1 in the Notice of Annual Meeting of Stockholders shall be received. In the event a quorum is not present at the Meeting, any such adjournment date may not be more than 120 days after the original record date (i.e., July 31, 2020).

The Meeting may be postponed prior to the Meeting. If it is decided to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on the following website: http://www.royceinvest.com. An announcement of any change will also be filed on a timely basis with the Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

If the Meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the Meeting (i.e., July 31, 2020), the Board will set a new record date for the Meeting. In that case, any proxy received by the Fund from a stockholder who was a stockholder of record on both the record date originally set for the Meeting and the new record date for such Meeting shall remain in full force and effect unless explicitly revoked, or a later dated proxy is submitted by the applicable stockholder.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser

Royce’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2019 was previously mailed to its stockholders and the Semiannual Report to Stockholders for the six months ended June 30, 2020 will be mailed to stockholders in late August 2020. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August 2020, upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.royceinvest.com.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Fund’s 2021 Annual Meeting of Stockholders must be received by the Fund by April 11, 2021 for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2021 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between March 12, 2021 to April 11, 2021. Written proposals should be sent to the Secretary of the Fund, 745 Fifth Avenue, New York, New York 10151.

Proxy Delivery

If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors, John E. Denneen
Secretary

Dated: August 11, 2020

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Annual Stockholder Meeting 745 Fifth Avenue, New York, New York 10151 on September 24, 2020

Please detach at perforation before mailing.

PROXY	ROYCE GLOBAL VALUE TRUST, INC.

ANNUAL MEETING OF STOCKHOLDERS

SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROYCE GLOBAL VALUE TRUST, INC.

The undersigned hereby appoints Christopher D. Clark and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Royce Global Value Trust, Inc. (the “Fund”) held of record by the undersigned on July 31, 2020 at the Annual Meeting of Stockholders of the Fund scheduled to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Thursday, September 24, 2020 and at any postponements or adjournments thereof.

This Proxy, when properly executed and received prior to the Meeting, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted “FOR” the election of the Director nominees of the Fund.

Please note: We are concerned about your health and safety during the continuing COVID-19 pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

RGT_31562_080520

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders Scheduled to Be Held on September 24, 2020.

The Proxy Statement and Proxy Card for the Meeting are available at:

https://www.proxy-direct.com/rgt-31562

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF DIRECTORS OF ROYCE GLOBAL VALUE TRUST, INC. RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	To elect three Directors to the Board of Directors of Royce Global Value Trust, Inc.:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Christopher D. Clark	02. Christopher C. Grisanti	03. Cecile B. Harper	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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